UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2015

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 18, 2015, H&R Block, Inc. (the “Company”), pursuant to the approval of the Compensation Committee (the “Committee”) of the Company’s Board of Directors, entered into a letter agreement (the “Letter Agreement”) with William C. Cobb, President and Chief Executive Officer of the Company, amending the Employment Agreement, by and among the Company, H&R Block Management, LLC, and Mr. Cobb, dated as of April 27, 2011, as amended by those certain letter agreements dated as of January 4, 2013 and July 15, 2014 (the “Employment Agreement”). The amendment to the Employment Agreement extends Mr. Cobb’s employment term to September 1, 2018 (remaining subject to the existing provisions of the Employment Agreement).
The other terms of the Employment Agreement remain unchanged. The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Additionally, on June 18, 2015, the Committee approved amended forms of equity award agreements for long term incentive grants of market stock units (“MSUs”) and performance share units (“PSUs”) under the Company’s 2013 Long Term Incentive Plan (the “Plan”), as well as amended alternate forms of equity award agreements for long term incentive grants of MSUs and PSUs under the Plan. The amended forms of equity award agreements will be utilized beginning with grants of fiscal year 2016 long term incentive compensation under the Company’s long term incentive program. The alternate forms of equity award agreements will be utilized for fiscal year 2016 long term incentive compensation for William C. Cobb, the Company's President and Chief Executive Officer.
The amendments to the forms of equity award agreements include the following material revisions:

▪
Measurement Periods for Stock Price Performance for PSUs. Under the Company’s long term incentive program, a participating executive has the opportunity to earn an initial PSU payout based on the Company’s performance against a pre-established performance metric. This initial payout is then modified based on the Company’s “Total Shareholder Return” (as defined in the applicable agreements) over the performance period compared to the “Relative TSR” (as defined in the applicable agreements) of S&P 500 companies over the performance period. Under the prior forms of equity award agreements for PSUs, the calculation of “Total Shareholder Return” and “Relative TSR” were determined by comparing the applicable entity’s average closing stock price over 30 consecutive trading days prior to the beginning of the performance period (the “Beginning Value”), generally May 1st of the year in which the grant was made, to the applicable entity’s average closing stock price over 30 consecutive trading days prior to the end of the performance period (the “Ending Value”), generally April 30th of the year falling three years after the grant date. Under the amended forms of equity award agreements for PSUs, the Beginning Value will be calculated by reference to the applicable entity’s average closing stock price over 15 consecutive trading days prior to the grant date of the PSUs and the Ending Value will be calculated by reference to the applicable entity’s average closing stock price over 15 consecutive trading days beginning on the date on which the applicable entity files its Annual Report on Form 10-K for the last fiscal year in the performance period.

▪
Measurement Periods for Stock Price Performance for MSUs. Under the Company’s long term incentive program, if certain performance thresholds are met, a participating executive has the opportunity to earn an MSU payout based on the ratio of the Company’s average closing stock price prior to the grant date (the “Grant Date Price”) and the Company’s average closing stock price at the end of the performance period (the “Ending Date Price”). Under the prior forms of equity award agreements for MSUs, the Grant Date Price was calculated by reference to the Company’s average closing stock price over 30 consecutive trading days prior to the grant date of the MSUs, generally on or about June 30th of the year in which the grant was made, and the Ending Date Price was calculated by reference to the Company’s average closing stock price over 30 consecutive trading days prior to the end of the performance period, generally April 30th of the year falling three years after the grant date. Under the amended forms of equity award agreements for MSUs, the Grant Date Price will be calculated by reference to the Company’s average closing stock price over 15 consecutive trading days prior to the grant date of the MSUs and the Ending Date Price will be calculated by reference to the Company’s average closing stock price over 15 consecutive trading days beginning on the date on which the Company files its Annual Report on Form 10-K for the last fiscal year in the performance period.

▪
Performance Threshold for MSUs. Under the prior forms of equity award agreements for MSUs, MSUs were subject to an “Average Return on Equity” (as defined in the applicable agreements) performance threshold based on the Company’s net income from continuing operations during the performance period. The amended forms of equity award agreements for MSUs replaces the “Average Return on Equity” performance threshold with an “Average Return on Invested Capital” (as defined in the applicable agreements) performance threshold based on the Company’s after-tax operating profit and average invested capital during the performance period. The amended forms of equity award agreements for MSUs retain the performance threshold relating to the Company’s ratio of Ending Date Price to Grant Date Price included in the prior forms of equity award agreements.

The other material terms of the forms of equity award agreements remain unchanged. A summary of the material terms of the prior forms of equity award agreements is included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2013. A summary of the material terms of the prior alternate forms of equity award agreements is included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2014.

The foregoing summary of the amended forms of equity award agreements is qualified in its entirety by reference to the full text of the amended forms, copies of which are filed as Exhibits 10.2, 10.3, 10.4, and 10.5 hereto, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Letter Agreement, dated as of June 18, 2015, by and among the Company, H&R Block Management, LLC, and William C. Cobb.
10.2	Form of 2013 Long Term Incentive Plan Award Agreement for Market Stock Units, as approved on June 18, 2015
10.3	Form of 2013 Long Term Incentive Plan Award Agreement for Performance Share Units, as approved on June 18, 2015
10.4	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Market Stock Units, as approved on June 18, 2015
10.5	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Performance Share Units, as approved on June 18, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: June 19, 2015	By:/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

EXHIBIT INDEX

10.1	Letter Agreement, dated as of June 18, 2015, by and among the Company, H&R Block Management, LLC, and William C. Cobb.
10.2	Form of 2013 Long Term Incentive Plan Award Agreement for Market Stock Units, as approved on June 18, 2015
10.3	Form of 2013 Long Term Incentive Plan Award Agreement for Performance Share Units, as approved on June 18, 2015
10.4	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Market Stock Units, as approved on June 18, 2015
10.5	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Performance Share Units, as approved on June 18, 2015